                                                                   EXHIBIT 10.32

                                                                  EXECUTION COPY
                                                                  --------------

               Amendment and Waiver No. 4 to the Loan Documents

          AMENDMENT AND WAIVER dated as of March 18, 1999 to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment and Waiver No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999 and Amendment No. 3 to the Loan Documents dated as of February 9, 1999, the "Credit Agreement") among MedPartners, Inc., a Delaware corporation (the "Borrower"), the Lenders party thereto, NationsBank, N.A., as the Initial Issuing Bank and the Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, NationsBanc Montgomery Securities LLC, as the Arranger therefor, and NationsBank, N.A., as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment and Waiver have the same meanings as specified therefor in the Credit Agreement.

                            Preliminary Statements

          (1) The Borrower has requested that the Lender Parties waive the Defaults and Events of Default under Section 6.01(f) of the Credit Agreement that have occurred and are continuing as a result of the appointment of a conservator of MedPartners Provider Network, Inc., a California corporation and a Subsidiary of the Borrower ("MPN"), by the Department of Corporations of the State of California and the filing by such conservator of a petition for relief under the United States Bankruptcy Code on behalf of MPN so long as the Borrower agrees that it will and will cause its Subsidiaries to restrict their Investments in, their Indebtedness owing from or on behalf of, and their other liabilities and Obligations to or in respect of, MPN or any of its Subsidiaries.

          (2) The Required Lenders have indicated their willingness to agree to the waiver of the Defaults and Events of Default under Section 6.01(f) the Credit Agreement described above in Preliminary Statement (1) on the terms and subject to the satisfaction of the conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

          SECTION 1.  Amendments of Certain Provisions of the Credit Agreement.
                      --------------------------------------------------------
The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended to read as follows:

          (a) Section 1.01 of the Credit Agreement is hereby further amended to add the following new definitions in their appropriate alphabetical order:

               "Amendment No. 4 Effective Date" means the first date on which all of the conditions precedent to the effectiveness of Amendment and Waiver No. 4 to the Loan Documents were satisfied.

               "MPN Management Agreement" means the Amended and Restated MedPartners Provider Network, Inc. Management Agreement entered into as of December 31, 1997 by and between MPN and the Borrower, as in effect on the Amendment No. 4 Effective Date.

          (b) Section 5.02(b) of the Credit Agreement is hereby amended (i) to add after the words "any of the Unrestricted Subsidiaries" in each of subclause (iv)(D) and the second line of clause (viii) thereof the new parenthetical "(other than MPN or any of its Subsidiaries)" and (ii) to add the following new proviso clause at the end of clause (xiii) thereof:

          "provided, however, that the aggregate amount of all payments made by the Borrower and its Subsidiaries (other than MPN and its Subsidiaries) on or after the Amendment No. 4 Effective Date under or in respect of all such indemnities, guarantees or similar undertakings in favor of the purchasers of property and assets sold pursuant to divestiture transactions to which MPN or any of its Subsidiaries were also a party shall not exceed $10,000,000;".

          (c) Section 5.02(d) of the Credit Agreement is hereby amended to add after the words "to any of the Unrestricted Subsidiaries" at the end of subclause (iii)(D) thereof the new parenthetical "(other than MPN or any of its Subsidiaries)".

          (d) Section 5.02(e) of the Credit Agreement is hereby amended (i) to add after the words "one or more Unrestricted Subsidiaries" in subclause
     (iii)(D) thereof the new parenthetical "(other than MPN or any of its Subsidiaries)" and (ii) to amend and restate subclause (iii)(E) thereof in its entirety to read as follows:

          "(E) the Borrower in MPN in an aggregate amount not to exceed (1) the statutory reserve requirements for managed care entities generally under the Knox-Keene Health Care Service Plan Act of 1975 (or similar Requirements of Law) plus (2) such amounts as are reasonably anticipated to be necessary to satisfy claims against MPN relating to patient care in the ordinary course of business, provided that at the time of any such Investment by the Borrower in MPN, (x) neither MPN nor any of its Subsidiaries shall be under the authority of a conservator, receiver, trustee or similar official or be subject to any bankruptcy, insolvency or other similar proceeding and (y) no Default shall have occurred and be continuing or shall occur as a result thereof," and

     (iii) to add after the words "any of the other Unrestricted Subsidiaries" at the end of subclause (iii)(G) thereof the new parenthetical "(other than MPN or any of its Subsidiaries)".

          (e) Section 5.02(g) of the Credit Agreement is hereby amended to add the following new proviso clause at the end of such Section 5.02(g):

          "; and provided further, however, that, notwithstanding the provisions of the immediately preceding proviso to this Section 5.02(g), neither the Borrower nor any of its Subsidiaries (other than MPN or its Subsidiaries) shall make any Capital Expenditures on behalf of MPN or any of its Subsidiaries or their respective property, assets or businesses".

          (f) Section 5.03 of the Credit Agreement is hereby amended (i) to add the following new subsection (t):

               "(t)  MPN Claims and Obligations. As soon as possible and in any
                     --------------------------
          event within three Business Days after a Responsible Officer of the Borrower or any of its Subsidiaries knows or has reason to know of the assertion or occurrence thereof, notice of (i) each claim against the Borrower or any of its Subsidiaries (other than MPN or any of its Subsidiaries) that arises out of any liabilities or Obligations of MPN or any of its Subsidiaries or the ownership or control of MPN or any of its Subsidiaries (whether direct or indirect) by the Borrower or any of its other Subsidiaries and (ii) the payment (whether in cash, property or securities) by the Borrower or any of its Subsidiaries (other than MPN or its Subsidiaries) of any liabilities or Obligations to MPN or any of its Subsidiaries or to any Person, on behalf of (or in financial or credit support of) MPN or any of its Subsidiaries, or the creation, incurrence, assumption or suffering to exist of any Obligation of the Borrower or any such Subsidiary to make any such payment to or on behalf of MPN or any of its Subsidiaries, in each case other than claims against the Borrower and payments made by the Borrower pursuant to its obligations under the MPN Management Agreement so long as the MPN Management Agreement is in full force and effect and has not been rejected under Section 365 of the United States Federal Bankruptcy Code.",

     and (ii) to reletter the existing subsection (t) of Section 5.03 of the Credit Agreement as subsection (u) thereof.

          (g) Section 6.01 of the Credit Agreement is hereby amended (i) to add the word "or" at the end of subsection (p) thereof and (ii) to add the following new subsection (q) thereto:

               "(q) (i) any claim shall be asserted against the Borrower or any of its Subsidiaries (other than MPN or any of its Subsidiaries) that arises out of any of the liabilities or Obligations of MPN or any of its Subsidiaries or the ownership or control of MPN or any of its Subsidiaries (whether direct or indirect) by the Borrower or any of its other Subsidiaries and the Required Lenders shall determine, in their reasonable judgment, that the Borrower or any such Subsidiary is likely to be required to pay or otherwise satisfy such claim or (ii) the Borrower or any of its Subsidiaries (other than MPN or its Subsidiaries) shall make any payments (whether in cash, property or securities), or create, incur, assume or suffer to exist any liabilities or Obligations, to MPN or any of its Subsidiaries or to any Person, on behalf of (or in financial or credit support of) MPN or any of its Subsidiaries, that in the aggregate for all such claims, payments, liabilities and Obligations of the types described above in clauses (i) and (ii) shall exceed $10,000,000 at any time; provided, however, that any such claim against the Borrower or payment made by the Borrower pursuant to its obligations under the MPN Management Agreement shall not give rise to (or be included in the determination of) an Event of Default under this Section 6.01(q) if and for so long as the MPN Management Agreement is in full force and effect and has not been rejected under Section 365 of the United States Federal Bankruptcy Code; and provided further, however, that at any time during which neither MPN nor any of its Subsidiaries is under the authority of a conservator, receiver, trustee or similar official or is subject to any bankruptcy, insolvency or other similar proceeding and no Default shall have occurred and be continuing or shall occur as a result thereof, the Borrower and its Subsidiaries may make such Investments in MPN as are necessary for MPN and its Subsidiaries (A) to comply with the statutory reserve requirements for managed care entities generally under the Knox-Keene Health Care Service Plan Act of 1975 (or similar Requirements of Law) and (B) to satisfy claims against MPN relating to patient care in the ordinary course of business, all as otherwise expressly permitted under Section 5.02(e)(iii)(E);".

          SECTION 2.  Waiver of Certain Provisions of the Credit Agreement.  Any
                      ----------------------------------------------------
and all Defaults and Events of Default under Section 6.01(f) of the Credit Agreement that have occurred and are continuing as a result of the appointment of a conservator of MPN by the Department of Corporations of the State of California and the filing by such conservator of a petition for relief under the United States Bankruptcy Code on behalf of MPN are, on and as of the Amendment Effective Date, hereby waived by the Lender Parties.

          SECTION 3.  Conditions Precedent to the Effectiveness of this
                      -------------------------------------------------
Amendment and Waiver.  This Amendment and Waiver shall become effective as of
--------------------
the first date (the "Amendment Effective Date") on which, and only if, each of the following conditions precedent shall have been satisfied:

          (a) The Administrative Agent shall have received (i) counterparts of this Amendment and Waiver executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and Waiver and (ii) the Consent attached hereto shall have been executed and delivered by each of the Loan Parties other than the Borrower.

          (b) The Lender Parties shall have received a true and complete copy of the Amended and Restated MedPartners Provider Network, Inc. Management Agreement entered into as of December 31, 1997 by and between MPN and the Borrower.

          (c) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment and Waiver, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, (ii) that the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(b) and 5.03(c), respectively, on or prior to the Amendment Effective Date and (iii) that the forecasted Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(h) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties prior to the Amendment Effective Date).

          (d) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment and Waiver, that constitutes a Default other than the Defaults and Events of Default to be expressly waived under Section 2.

The effectiveness of this Amendment and Waiver is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment and Waiver is subject to the provisions of Section 8.01 of the Credit Agreement.

          SECTION 3.  Reference to and Effect on the Loan Documents.  (a)  On
                      ---------------------------------------------
and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment and Waiver.

          (b) The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the amendments and waivers specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Guaranteed Parties or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 4.  Costs and Expenses.  The Borrower hereby agrees to pay,
                      ------------------
upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Arranger (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and Waiver and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

          SECTION 5.  Execution in Counterparts.  This Amendment and Waiver may
                      -------------------------
be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

          SECTION 6.  Governing Law.  This Amendment and Waiver shall be
                      -------------
governed by, and construed in accordance with, the laws of the State of New
York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                    THE BORROWER

                                    MEDPARTNERS, INC.


                                    By_________________________________
                                      Name:
                                      Title:


                                    THE ADMINISTRATIVE AGENT

                                    NATIONSBANK, N.A.


                                    By_________________________________
                                      Name:
                                      Title:

                                    THE LENDER PARTIES

                                    NATIONSBANK, N.A., as a Lender,
                                    the Swing Line Bank and the Issuing Bank


                                    By_________________________________
                                      Name:
                                      Title:


                                    AMSOUTH BANK


                                    By_________________________________
                                      Name:
                                      Title:


                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION


                                    By_________________________________
                                      Name:
                                      Title:


                                    THE CHASE MANHATTAN BANK


                                    By_________________________________
                                      Name:
                                      Title:


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By_________________________________
                                      Name:
                                      Title:

                                    DEBT STRATEGIES FUND, INC.


                                    By_________________________________
                                      Name:
                                      Title:


                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By_________________________________
                                      Name:
                                      Title:


                                    FIRST UNION NATIONAL BANK


                                    By_________________________________
                                      Name:
                                      Title:


                                    FLOATING RATE PORTFOLIO
                                     BY:  INVESCO Senior Secured Management,
                                          Inc., as attorney in fact


                                    By_________________________________
                                      Name:
                                      Title:


                                    KZH HIGHLAND-2 LLC


                                    By_________________________________
                                      Name:
                                      Title:

                                    MERRILL LYNCH, PIERCE, FENNER &
                                    SMITH INCORPORATED


                                    By_________________________________
                                      Name:
                                      Title:

                                    MERRILL LYNCH DEBT STRATEGIES
                                    PORTFOLIO, INC.
                                     BY:  MERRILL LYNCH ASSET
                                          MANAGEMENT L.P., as Investment Advisor


                                    By_________________________________
                                      Name:
                                      Title:


                                    MERRILL LYNCH GLOBAL INVESTMENT
                                     SERIES:  INCOME STRATEGIES PORTFOLIO
                                     BY:  MERRILL LYNCH ASSET MANAGEMENT, L.P.,
                                          as Investment Advisor


                                    By_________________________________
                                      Name:
                                      Title:


                                    ML CBO IV (CAYMAN) LTD.
                                     BY:  HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                          as Collateral Manager


                                    By_________________________________
                                      Name:
                                      Title:


                                    ML CLO XX PILGRIM AMERICA
                                     (CAYMAN) LTD.
                                     BY:  PILGRIM INVESTMENTS, INC.,
                                          as Investment Manager


                                    By_________________________________
                                      Name:
                                      Title:

                                    MORGAN GUARANTY TRUST COMPANY
                                    OF NEW YORK


                                    By_________________________________
                                      Name:
                                      Title:


                                    PAM CAPITAL FUNDING, LP
                                     BY:  HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                          as Collateral Manager


                                    By_________________________________
                                      Name:
                                      Title:


                                    PAMCO CAYMAN, LTD.
                                     BY:  HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                          as Collateral Manager


                                    By_________________________________
                                      Name:
                                      Title:


                                    PILGRIM PRIME RATE TRUST
                                     BY:  PILGRIM INVESTMENTS, INC.,
                                          as Investment Manager


                                    By_________________________________
                                      Name:
                                      Title:


                                    CITIBANK, N.A.


                                    By_________________________________
                                      Name:
                                      Title:

                                    SCOTIABANC INC.


                                    By_________________________________
                                      Name:
                                      Title:


                                    STEIN ROE & FARNHAM INCORPORATED,
                                     as Agent for KEYPORT LIFE INSURANCE
                                     COMPANY


                                    By_________________________________
                                      Name:
                                      Title:


                                    TORONTO DOMINION (TEXAS), INC.


                                    By_________________________________
                                      Name:
                                      Title:


                                    VAN KAMPEN PRIME RATE INCOME TRUST


                                    By_________________________________
                                      Name:
                                      Title:


                                    VAN KAMPEN SENIOR INCOME TRUST


                                    By_________________________________
                                      Name:
                                      Title:

                                    VAN KAMPEN CLO II, LIMITED
                                     BY:  VAN KAMPEN MANAGEMENT, INC.,
                                          as Collateral Manager


                                    By_________________________________
                                      Name:
                                      Title:


                                    WACHOVIA BANK, N.A.


                                    By_________________________________
                                      Name:
                                      Title:

                     Consent to Amendment and Waiver No. 4
                             to the Loan Documents
                             As of March 18, 1999

          Reference is made to Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999 (the "Amendment and Waiver") to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment and Waiver No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999 and Amendment No. 3 to the Loan Documents dated as of February 9, 1999, the "Credit Agreement") among MedPartners, Inc., a Delaware corporation, the Lenders party thereto, NationsBank, N.A., as the Initial Issuing Bank and Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, NationsBanc Montgomery Securities LLC, as Arranger therefor, and NationsBank, N.A., as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

          Each of the undersigned, as a guarantor under the Subsidiaries Guarantee dated as of June 9, 1998 (as modified to the date hereof, the "Subsidiaries Guarantee") in favor of the Guaranteed Parties, hereby consents to the execution and delivery of the Amendment and Waiver and the performance of the Credit Agreement, as amended and otherwise modified thereby, and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment and Waiver, the Subsidiaries Guarantee is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed, except that each reference in the Subsidiaries Guarantee to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment and Waiver.

          This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Consent. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

          This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                                    MEDGP, INC.


                                    By /s/  James H. Dickerson, Jr.
                                      -----------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer

                                    MEDPARTNERS ACQUISITION CORPORATION


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer


                                    MEDPARTNERS AVIATION, INC.


                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    MEDPARTNERS EAST, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer


                                    GEORGIA MEDPARTNERS MANAGEMENT,
                                    INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer


                                    MEDPARTNERS-TEXAS, INC.


                                    By /s/ Michael Fitzgerald
                                      ---------------------------------
                                      Name: Michael Fitzgerald
                                      Title: President & CEO

                                    MEDPARTNERS INTEGRATED NETWORK-CHANDLER,
                                    INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer


                                    MEDPARTNERS PROFESSIONAL
                                    MANAGEMENT CORPORATION


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer


                                    ADS HEALTH MANAGEMENT, INC.


                                    By /s/ James H. Dickerson, Jr
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer

                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    HEALTHWAYS, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer

                                    BAY AREA PRACTICE MANAGEMENT
                                    GROUP, INC.


                                    By /s/ Sara J. Finley
                                       ---------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary

                                    By /s/ James H. Dickerson, Jr.
                                       ---------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                    CHS MANAGEMENT, INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ---------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                    CAREMARK INTERNATIONAL INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ---------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                    CAREMARK INC.


                                    By /s/ Sara J. Finley
                                       ---------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                    By /s/ Leisa Kizer
                                       ---------------------------------
                                       Name:  Leisa Kizer
                                       Title: Treasurer


                                    CAREMARK PHYSICIAN SERVICES OF TEXAS INC.


                                    By /s/ James H. Dickerson, Jr.
                                       ---------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer

                                    PRESCRIPTION HEALTH SERVICES, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer

                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    STRATEGIC HEALTHCARE MANAGEMENT, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer

                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    CAREMARK INTERNATIONAL HOLDINGS INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer


                                    MEDPARTNERS PHYSICIAN SERVICES INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer

                                    CAREMARK RESOURCES CORPORATION


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer


                                    FRIENDLY HILLS HEALTHCARE
                                    NETWORK INC.


                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    NORTH SUBURBAN CLINIC LTD.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer


                                    INPHYNET MEDICAL MANAGEMENT, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer


                                    INPHYNET ADMINISTRATIVE SERVICES, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer

                                    INPHYNET MANAGED CARE, INC.


                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    ACUTE CARE MEDICAL MANAGEMENT, INC.


                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    BGS HEALTHCARE, INC.


                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    HEALTH SERVICES OF PEMBROKE LAKES, INC.


                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    HOME HEALTH AGENCY OF GREATER MIAMI, INC.


                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary

                                    MEDPARTNERS MEDICAL MANAGEMENT, INC.
                                    (Formerly know as INPHYNET MANAGED CARE
                                    CONTRACTING SERVICES, INC.)


                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    INPHYNET MANAGED CARE CONTRACTING SERVICES
                                    OF CENTURY VILLAGE, INC.


                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    INPHYNET MANAGED CARE OF SOUTH BROWARD, INC.


                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    INPHYNET MEDICAL MANAGEMENT OF OHIO, INC.


                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary

                                    SACHS, MORRIS & SKLAVER, INC.


                                    By /s/ Sara J. Finley
                                      ----------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    LFMG, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ----------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer


                                    PACIFIC MEDICAL GROUP, INC.


                                    By /s/ Sara J. Finley
                                      ----------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    PACIFIC PHYSICIAN SERVICES, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ----------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer


                                    PPS EAST, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ----------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer

                                    PPS NORTH CAROLINA MEDICAL
                                    MANAGEMENT, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ----------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer


                                    PPS RIVERSIDE DIVISION ACQUISITION
                                    AND MANAGEMENT CORP. I


                                    By /s/ James H. Dickerson, Jr.
                                      ----------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer


                                    PPS VALLEY MANAGEMENT, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ----------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer

                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    PPS INDEMNITY, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ----------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer


                                    PACIFIC PHYSICIAN SERVICES
                                    ARIZONA, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ----------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer

                                    PACIFIC PHYSICIAN SERVICES
                                    NEVADA, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ----------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer


                                    PHYSICIANS' HOSPITAL MANAGEMENT
                                    CORPORATION


                                    By /s/ James H. Dickerson, Jr.
                                      ----------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer


                                    RELIANT HEALTHCARE SYSTEMS, INC.


                                    By /s/ James H. Dickerson, Jr.
                                      ----------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer

                                    By /s/ Sara J. Finley
                                      ---------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary


                                    MEDPARTNERS/TALBERT MEDICAL
                                    MANAGEMENT CORPORATION


                                    By /s/ James H. Dickerson, Jr.
                                      ----------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer

                                    TALBERT MEDICAL MANAGEMENT
                                    CORPORATION


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer


                                    TALBERT HEALTH SERVICES
                                    CORPORATION


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer


                                    MEDPARTNERS ADMINISTRATION, L.P.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer of
                                             MedGP, Inc.


                                    MEDPARTNERS PHYSICIAN MANAGEMENT, L.P.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer of
                                           MedGP, Inc.


                                    MEDOHIO, L.P.


                                    By /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer of
                                             MedPartners Acquisition Corporation

                                    MEDTEN, L.P.


                                    By /s/ James H. Dickerson, Jr.
                                      --------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer of
                                           MedPartners Acquisition Corporation


                                    MEDTEX, L.P.


                                    By /s/ James H. Dickerson, Jr.
                                      --------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: President & Treasurer of
                                           MedPartners Acquisition Corporation


                                    MEDPARTNERS PHYSICIAN SERVICES OF ILLINOIS
                                    L.L.C.


                                    By /s/ James H. Dickerson, Jr.
                                      --------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer of
                                           North Suburban Clinic, Ltd.

                                    CERRITOS INVESTMENT GROUP


                                    By /s/ James H. Dickerson, Jr.
                                      --------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Executive Vice President & Chief
                                             Financial Officer of MedPartners,
                                             Inc.

                                    By /s/ Sara J. Finley
                                      --------------------------------
                                      Name: Sara J. Finley
                                      Title: Corporate Secretary of
                                           MedPartners, Inc.

                                    CERRITOS INVESTMENT GROUP II


                                    By /s/ James H. Dickerson, Jr.
                                      -------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Executive Vice President & Chief
                                             Financial Officer of MedPartners,
                                             Inc.

                                    By /s/ Sara J. Finley
                                      -------------------------------
                                      Name: Sara J. Finley
                                      Title: Corporate Secretary of
                                           MedPartners, Inc.


                                    FAMILY MEDICAL CENTER


                                    By /s/ Sara J. Finley
                                      -------------------------------
                                      Name: Sara J. Finley
                                      Title: Vice President & Secretary of
                                           Pacific Medical Group, Inc.

                                    5000 AIRPORT PLAZA, L.P.


                                    By /s/ James H. Dickerson, Jr.
                                      ----------------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Executive Vice President & Chief
                                             Financial Officer of MedPartners,
                                             Inc.

                                    By /s/ Sara J. Finley
                                      -------------------------------
                                      Name: Sara J. Finley
                                      Title: Corporate Secretary of
                                             MedPartners, Inc.


                                    KS-PSI OF TEXAS L.P.


                                    By /s/ James H. Dickerson, Jr.
                                      ----------------------------------------
                                      Name: James H. Dickerson, Jr.
                                      Title: Vice President & Treasurer of
                                             Caremark Physician Services
                                             of Texas, Inc.